SCHEDULE OF DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES (Details) - USD ($)	Jun. 30, 2024	Dec. 31, 2023
Deposits Prepayments And Other Receivables Net
Consideration receivable	$ 1,625,779	$ 1,625,779
Deposits	89,970	18,067
Prepayments	1,993,021	3,941,488
Other receivables	754,919	773,010
Less: allowance for expected credit losses
Total	$ 4,463,689	$ 6,358,344